SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): December 19, 2002

American Classic Voyages Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264 (Commission File Number)	31-0303330 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 600 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 466-3171
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
Exhibit Index
AMERICAN CLASSIC VOYAGES NOV. '02 OPERATING REPORT
GREAT OCEAN CRUISE LINE NOV. '02 OPERATING REPORT
GREAT AQ STEAMBOAT L.L.C NOV' 02 OPERATING REPORT
CAPE MAY LIGHT, L.L.C. NOV '02 OPERATING REPORT
CAPE COD LIGHT, L.L.C. NOV. '02 OPERATING REPORT
GREAT RIVER CRUISE LINE, NOV. '02 OPERATING REPORT
DELTA QUEEN COASTAL VOYAGES, NOV. '02 OPERATING RE
DQSC PROPERTY CO. NOV. '02 OPERATING REPORT
CRUISE AMERICA TRAVEL, NOV. '02 OPERATING REPORT
AMCV CRUISE OPERATIONS, NOV. 02 OPERATING REPORT
CAT II, INC. NOV. '02 OPERATING REPORT
GREAT INDEPENDENCE SHIP CO. NOV. '02 OPERATING REP
THE DELTA QUEEN STEAMBOAT CO. NOV. '02 OPERATING R
GREAT HAWAIIAN PROPERTIES CORP. NOV. '02 OPERATING
OCEAN DEVELOPMENT CO. NOV. '02 OPERATING REPORT
AMCV HOLDINGS, INC. NOV. '02 OPERATING REPORT
DQSB II, INC. NOV. '02 OPERATING REPORT
GREAT HAWAIIAN CRUISE LINE, NOV. '02 OPERATING REP
AMERICAN HAWAII PROPERTIES, NOV. '02 OPERATING REP
GREAT PACIFIC NW CRUISE LINE, NOV. '02 OPERATING R

Item 5.  Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on December 19, 2002, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended November 30, 2002 (a “November 2002 Monthly Operating Report,” and collectively, the “Reports”) with the U.S. Trustee Office.

     The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Reports are complete or presented on a basis consistent with the Company’s previous periodic filings. The Reports also contain information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“the Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

     Copies of the Reports filed by each of the Company and the Filing Subsidiaries on December 19, 2002, are attached as Exhibits 99.1 through Exhibit 99.20 hereto.1

Item 7.  Exhibits.

Exhibit
Number	Exhibit

99.1	American Classic Voyages Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.2	Great Ocean Cruise Line, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.3	Great AQ Steamboat, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.4	Cape May Light, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.5	Cape Cod Light, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.6	Great River Cruise Line, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.7	Delta Queen Coastal Voyages, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.8	DQSC Property Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.9	Cruise America Travel, Incorporated November 2002 Monthly Operating Report, filed December 19, 2002
99.10	AMCV Cruise Operations, Inc. November 2002 Monthly Operating Report, filed December 19, 2002

[1]	The Reports are included herein in their entirety except for Attachment 3 — Bank and Investment Account Statements (“Attachment 3”), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 — Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.

99.11	CAT II, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.12	Great Independence Ship Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.13	The Delta Queen Steamboat Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.14	Great Hawaiian Properties Corporation November 2002 Monthly Operating Report, filed December 19, 2002
99.15	Ocean Development Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.16	AMCV Holdings, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.17	DQSB II, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.18	Great Hawaiian Cruise Line, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.19	American Hawaii Properties Corporation November 2002 Monthly Operating Report, filed December 19, 2002
99.20	Great Pacific NW Cruise Line, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: December 23, 2002	By:	/s/ JORDAN B. ALLEN

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit
Number	Exhibit

99.1	American Classic Voyages Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.2	Great Ocean Cruise Line, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.3	Great AQ Steamboat, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.4	Cape May Light, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.5	Cape Cod Light, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.6	Great River Cruise Line, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.7	Delta Queen Coastal Voyages, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002
99.8	DQSC Property Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.9	Cruise America Travel, Incorporated November 2002 Monthly Operating Report, filed December 19, 2002
99.10	AMCV Cruise Operations, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.11	CAT II, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.12	Great Independence Ship Co. November 2002 Monthly Operating Report, filed December 19, 2002

Exhibit
Number	Exhibit

99.13	The Delta Queen Steamboat Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.14	Great Hawaiian Properties Corporation November 2002 Monthly Operating Report, filed December 19, 2002
99.15	Ocean Development Co. November 2002 Monthly Operating Report, filed December 19, 2002
99.16	AMCV Holdings, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.17	DQSB II, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.18	Great Hawaiian Cruise Line, Inc. November 2002 Monthly Operating Report, filed December 19, 2002
99.19	American Hawaii Properties Corporation November 2002 Monthly Operating Report, filed December 19, 2002
99.20	Great Pacific NW Cruise Line, L.L.C. November 2002 Monthly Operating Report, filed December 19, 2002